Table of Contents

8-K - FORM 8-K

Item 1.01	Entry into a Material Definitive Agreement.	3

Item 2.01	Completion of Acquisition of Disposition of Assets.	3

Item 9.01	Financial Statements and Exhibits.	3

SIGNATURES		5

EX-10.1 (EXHIBIT 10.1)		4

EX-10.2 (EXHIBIT 10.2)		4

EX-99.1 (EXHIBIT 99.1)		4

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 7, 2012 (December 3, 2012)

Webxu, Inc.

 (Exact name of registrant as specified in Charter)

Delaware	000-53095	26-0460511
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3435 Ocean Park Blvd., Suite 107-282

Santa Monica, CA 90405

(Address of Principal Executive Offices)

(310) 807-1765

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 3, 2012, we entered into a Share Exchange Agreement with MTPM HOLDINGS, LLC. AND MEDIATRUST PERFORMANCE MARKETING, INC. Under this agreement, we purchased from MTPM Holdings, LLC 100% of the issued and outstanding capital stock of Mediatrust Performance Marketing, Inc. for 11,500,000 shares of our common stock. MTPM Holdings, LLC wholly owns Mediatrust Performance Marketing, Inc.

We must also pay to MTPM additional consideration as follows:

(i)	1,500,000 shares of Common Stock at the close of FY 2013 if the combined entity of Webxu/MediaTrustachieves greater than $2,000,000 in annual EBITDA

In connection with entering into the Share Exchange Agreement, we also entered into a Lock-Up/Leak-Out Agreement with MTPM Holdings, LLC. on November 30, 2012. Under this agreement, MTPM agreed not to sell, assign, pledge, or otherwise transfer any shares of our common stock that it beneficially owns until November 30, 2013 at the earliest. After November 30, 2013, and if the trading volume is at least an average of 50,000 shares a day for 20 consecutive trading days, the restriction will be lifted on an amount of MTPM’s shares equal to 5% of the average trading volume of our common stock.

A copy of the Share Exchange Agreement and Lock-Up/Leak-Out Agreement are filed with this report as Exhibit 10.1 and Exhibit 10.2, respectively, and each is incorporated by reference herein. The foregoing description of the Share Exchange Agreement and Lock-Up/Leak-Out Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Share Exchange Agreement and Lock-Up/Leak-Out Agreement.

Item 2.01 Completion of Acquisition of Disposition of Assets.

On December 3, 2012, we acquired Mediatrust Performance Marketing, Inc. Mediatrust Performance Marketing, Inc. provide marketing solutions for online businesses, media agencies, and marketers.

We purchased 100% of the issued and outstanding capital stock of Mediatrust Performance Marketing, Inc. from MTPM Holdings, LLC in exchange for 11,500,000 shares of our common stock and additional cash consideration based on Mediatrust Performance Marketing, Inc. net income for the periods January 1, 2013 through December 31, 2013. The consideration is more fully described in Item 1.01 above.

Reference is made to Item 1.01, which is incorporated herein and which summarizes the terms of the acquisition.

We issued a press release on December 5, 2012 announcing the acquisition. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Financial statements of Mediatrust Performance Marketing, Inc., the business acquired by the registrant as described in Item 2.01 above, are not included in this Current Report on Form 8-K, but will be filed by amendment to this report not later than February 12, 2013, which is 71 calendar days after the date that this report was due to be filed with the Commission.

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(b)	Pro forma financial information.

Pro forma financial information relative to Mediatrust Performance Marketing, Inc. , the business acquired as described in Item 2.01 above, are not included in this Current Report on Form 8-K, but will be filed by amendment to this report not later than February 12, 2013, which is 71 calendar days after the date that this report was due to be filed with the Commission.

(d)	Exhibits.

Exh. No	Description

10.1	Share Exchange Agreement between Webxu, Inc., MTPM Holdings, LLC. AND Mediatrust Performance Marketing, Inc., dated November 30, 2012

10.2	Lock-Up/Leak-Out Agreement between Webxu, Inc. and MTPM Holdings, LLC, dated November 30, 2012

99.1	Press Release, dated December 5, 2012

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WebXU, Inc.

Date: December 11, 2012	By:	/s/ Matt Hill
Matt Hill
Executive Chairman

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